UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2011

BIOVEST INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	00-11480	41-1412084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Avenue, Suite 350

Tampa, FL 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOVEST INTERNATIONAL, INC.

FORM 8-K

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 18, 2011, Biovest International, Inc. (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders elected eight persons to serve as directors of the Company to hold office until the Company’s 2012 Annual Meeting or until their successors are duly elected and qualified.

In addition to the election of directors (Proposal No. 1), the shareholders approved the adoption of the Company’s 2010 Equity Incentive Plan (Proposal No. 2), and ratified the Company’s appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011 (Proposal No. 3).

Proposal No. 1 – Election of Directors

	For	% Voted For	Withheld	% Voted Withheld	Abstain	Broker Non-Votes

Francis E. O’Donnell, Jr.	96,380,739	99.56%	421,425	0.51%	417,425	11,879,759

Ronald E. Osman	96,305,739	99.49%	496,415	0.64%

John Sitilides	96,384,739	99.57%	412,425	0.43%

Jeffrey A. Scott	96,384,739	99.57%	412,425	0.43%

Christopher C. Chapman	96,384,739	99.57%	412,425	0.43%

Peter J. Pappas, Sr.	96,384,739	99.57%	412,425	0.43%

Raphael J. Mannino	96,384,739	99.57%	412,425	0.43%

Edmund C. King	96,384,739	99.57%	412,425	0.43%

Proposal No. 2 – Approval of the adoption of the Company’s 2010 Equity Incentive Plan

	For	Against	Abstain	Broker Non-Votes

Total Shares Voted	95,619,366	1,157,748	25,050	11,879,759

Proposal No. 3 – Ratification of the Company’s appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011.

	For	Against	Abstain

Total Shares Voted	107,999,491	643,071	39,361

Item 7.01.	Regulation FD Disclosure.

The following information is being furnished under Item 7.01 of Form 8-K: PowerPoint presentation, dated March 14, 2011, to be presented at the ROTH Capital OC Growth Stock Conference and to be used from time to time in presentations to various third parties. A copy of this PowerPoint presentation is attached as Exhibit 99.1 to this Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the attached PowerPoint presentation, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K sets forth statements that are not strictly historical in nature, which constitute “forward-looking statements”. Such statements may include, but are not limited to, statements about BiovaxID®, AutovaxID™, and any other statements relating to products, product candidates, product development programs, the FDA or clinical study process including the commencement, process, or completion of clinical trials, the intent to treat analysis, accelerated approval and all aspects of the regulatory process. Such statements may also include, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions, and other statements identified by words such as “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of Biovest to be materially different from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost, and results of clinical trials and product development programs; difficulties or delays in obtaining regulatory approval for product candidates; competition from other pharmaceutical or biotechnology companies; and the additional risks discussed in filings with the Securities and Exchange Commission. All forward-looking statements in this Form 8-K are qualified in their entirety by this cautionary statement, and Biovest undertakes no obligation to revise or update this Current Report on Form 8-K to reflect events or circumstances after the date hereof. The product names used in this statement are for identification purposes only. All trademarks and registered trademarks are the property of their respective owners.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOVEST INTERNATIONAL, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey
President and General Counsel

Date: March 15, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	PowerPoint, dated March 14, 2011, to be presented at the ROTH Capital OC Growth Stock Conference and to be used from time to time in presentations to various third parties.

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